C H A S E F O R E C L O S U R E P R E V E N T I O N P R O G R A M Exhibit 99.2

Chase already is helping families avoid foreclosure
Systematically modifying interest rates on subprime ARMs owned by Chase
Participating in national projects, including Fast Track and Project
Lifeline
Piloting proactive refinance offers for borrowers; offers may have
Chase-paid costs, below market rates and/or principal deferment
Borrower
outreach
Proactive
modifications /
refinance
offers
Active borrower outreach targets all borrowers with adjustable-
rate mortgages (ARMs), including pay-option ARMs
Working one-on-one with homeowners to understand their unique financial situations and develop viable, sustainable solutions
Working with Hope Now and other members of the industry to
increase borrower awareness of available resources

Chase announces new actions to help families stay in their homes
Systematically review the entire mortgage portfolio to determine proactively which homeowners are most likely to require help – and try to provide it before they are unable to make payments.
Proactively reach out to homeowners to offer pre-qualified modifications.
Establish 24 new regional counseling centers to provide face-to-face help.
Add 300 more loan counselors so that delinquent homeowners can work with the same counselor throughout the process.  Will add more counselors as needed.
Create an independent process within Chase to review each mortgage before it is sent into foreclosure -- to validate each borrower was offered appropriate modifications.
Not add any more Chase owned loans into the foreclosure process while implementing enhancements.
Disclose and explain in plain and simple terms the refinancing or modification alternatives for each kind of loan, including using in-language communications.
Expand the range of alternatives offered to modify pay-option ARMs.
Offer discounts on or donate 500 homes to community groups or government programs.
Use more flexible eligibility criteria and modification terms.

Chase offers new alternatives for pay-option ARMs
Option 2: Principal
Forbearance /
Rate Modification
Option 1:
Refinance into
FHASecure /
Conventional
Option 3: Interest-
only Period
New 15- or 30- year
fully amortizing
mortgage
Requires reasonably
good payment
history
Borrowers in owned
portfolios may
qualify for lender-
paid closing costs
and / or principal
forbearance
Eliminate negative
amortization; fully
amortize over 30
years
Provide principal
forbearance to as
low as 95% loan-to-
value
Reduce rate to as
low as 2.0%-3.0% to
meet target ratio of
housing payment to
income of 31-40%
(capped at 50%)
Step rate up to
market in five years
Create trial period
Same as option 2,
but if required by
affordability test,
reduce payment to
ten-year interest-
only
Reduce rate to as
low as 3.5%
Option 4: Hope for
Homeowners (not
yet available)
Requires
elimination of
second lien and
principal write-
down to 90% loan-
to-value
More stringent
eligibility criteria
than other
modifications
More time-
consuming process
for borrower

Choices for pay-option ARMs modification

Chase offers alternatives for subprime hybrid ARMs
Option 2: Rate
Modification
Option 1:
Refinance into
FHASecure /
Conventional
Option 3: Rate
Reduction / Term
Extension
New 15- or 30- year
fully amortizing
mortgage
Requires reasonably
good payment
history
Borrowers in owned
portfolios may
qualify for lender-
paid closing costs
and / or principal
forbearance
For owned loans,
Chase unilaterally
locks in initial
interest rate for life
of loan
Similar program
executed for
investors at their
request
ASF Fast Track
program freezes
pre-reset rate for
five years for
securitized loans
Analysis completed
to determine
affordable payment
based on target
ratio of housing
payment to income
of 31-40% (capped
at 50%)
Rate set to meet
affordable payment
Can be combined
with term extension
Income subject to
verification
Option 4: Hope for
Homeowners (not
yet available)
Requires
elimination of
second lien and
principal write-
down to 90% loan-
to-value
More stringent
eligibility criteria
than other
modifications
More time-
consuming process
for borrower

Choices for subprime hybrid ARMs modification

Chase offers alternatives for subprime fixed rate loans
Option 2: Rate Reduction /
Term Extension
Option 1: Refinance Into
FHASecure / Conventional
New 15- or 30- year fully
amortizing mortgage
Requires reasonably good
payment history
Borrowers in owned
portfolios may qualify for
lender-paid closing costs
and / or principal
forbearance
Option 3: Hope for
Homeowners (not yet
available)
Requires elimination of
second lien and principal
write-down to 90% loan-to-
value
More stringent eligibility
criteria than other
modifications
More time-consuming
process for borrower
Analysis completed to
determine affordable
payment based on target
ratio of housing payment to
income of 31-40% (capped
at 50%)
Rate set to meet affordable
payment
Can be combined with term
extension
Income subject to
verification

Choices for subprime fixed rate modification

What a Chase loan modification might look like
ILLUSTRATIVE

Example proposed Chase-owned loan modifications
Subprime ARM Pay Option ARM
Home value at origination $200,000 $500,000
Current home value $170,000 $425,000
Original loan amount $160,000 $400,000
Current loan amount (including negative amortization) $156,632 $460,000
Current interest rate / option ARM payment rate 7.00% 1.25%
Interest rate after reset 9.00% 5.75%
Current monthly payment
1
$1,064 $1,623
New payment
1
$1,279 $2,757
Payment amount increase ("shock") $214 $1,134
Principal deferred by Chase $0 $56,250
Principal amount that payment is calculated on $156,632 $403,750
Modified rate 7.00% 5.00%
Modified payment
1
$1,064 $2,167
Payment savings $214 $590
1
Interest and any principal only.  Subprime modification assumes no term extension and 2/1 Hybrid ARM.